EXHIBIT 31.2

SECTION 302
CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Carol Shaw, certify that:

1. I have reviewed this annual report on Form 10-KSB of Infotec Business Sys-tems, Inc. ("Infotec");

2. Based on my knowledge, this annual report does not contain any untrue state-ment of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial informa-tion included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Infotec as of, and for, the periods presented in this annual  report;

4. Infotec’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Infotec and have:

    a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Infotec, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

    b) evaluated the effectiveness of Infotec’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual  report based on such evaluation; and

    c) disclose in this annual report any changes in Infotec’s internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, Infotec’s internal control over financial reporting; and

5. Infotec’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Infotec’s auditors and the audit committee of Infotec’s board of directors (or persons fulfilling the equivalent function):

    a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Infotec’s ability to record, process, summarize and report financial information; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in Infotec’s internal controls over finan-cial reporting.

           /s/ Carol Shaw
 Carol Shaw, Chief Financial Officer

Date: July 27, 2006